Exhibit 99.1
NOG Provides Second Quarter Operational Update
Reiterates 2026 Production and Capital Expenditure Guidance
Increases Share Repurchase Authorization to Over $240 Million

Minneapolis – July 13, 2026 - Northern Oil and Gas, Inc. (NYSE: NOG) (“NOG” or the “Company”) today provided an update on several business matters including second quarter hedging results, an update on ground game transactions and shareholder returns.

HIGHLIGHTS

•NOG reiterates 2026 production and capital expenditure guidance
•Strong second quarter for the Ground Game closing on over 2,300 net acres and 6.2 net wells
•On June 1, closed the previously announced Duvernay Joint Development acquisition
•Repurchased 2.95 million shares of common stock in the second quarter
•Increased Authorized Share Repurchase Program to ~$243.0 million

BUSINESS UPDATE

Unrealized mark-to-market gains on derivatives for the second quarter are an estimated $155.0 – $160.0 million, driven by changes to the value of the Company's derivatives portfolio. Realized hedge losses for the second quarter are an estimated $85.0 - $90.0 million, driven by the Company’s oil hedges, partially offset by natural gas and multi-basin basis hedges.

At current strip prices, the Company anticipates de minimis gains or losses on its hedge book for the second half of 2026.

PRODUCTION AND CAPITAL EXPENDITURE UPDATE

During the quarter, NOG had approximately 7,000 Boe per day shut in by operators — most notably on its Novo assets in Culberson County, TX and Eddy County, NM — across April, May, and part of June. The shut-ins were driven by adverse wellhead economics, as significantly negative Waha realizations offset the benefit of otherwise strong oil prices. NOG also had approximately 3 net turn-in-lines deferred to the third quarter, which were undergoing completion operations at quarter end. Outside of the Waha region, production responded to the improved pricing environment, with the Williston and Uinta basins topping internal expectations by 4.0% and 11.5%, respectively. As a result of these dynamics, the Company expects second quarter oil production to average 67.5 – 68.25 Mbo per day, while still delivering record gas volumes even with significant curtailments in the Permian.

Looking to the third quarter, production on the shut-in assets was returning as the second quarter closed, and we expect those volumes to remain online as Waha pricing continues to normalize and support higher margins at current strip. The deferred turn-in-lines are expected to TIL in the third quarter. Together, these factors are expected to contribute to higher oil production as improved Waha market conditions take hold.
On capital expenditures, inclusive of robust Ground Game success, the Company anticipates total spending for the second quarter to be in the $190.0 to $200.0 million range, providing a strong free cash flow outlook for the quarter.

Backed by the development schedule, improving field performance and capital expenditure execution, NOG is reiterating its previous 2026 production and capital expenditure guidance.

GROUND GAME AND ACQUISITION UPDATE

NOG continued executing high quality ground game acquisitions in the second quarter with 30 deals closed, adding over 2,300 net acres and 6.2 net wells while deploying approximately $45.0 million in acquisition costs and associated development capital. Efforts were more heavily focused toward near-term production in our oil-focused basins relative to the prior two quarters with nearly 80% of capital deployed to the Permian, Williston, and Uinta basins.

On June 1, the Company closed its previously announced Duvernay joint development acquisition. Consideration for the assets comprised of CA$237.0 million in cash (which includes a previously paid CA$37.5 million cash deposit) and approximately 3.7 million common shares at a price of $22.06 per share.

SHAREHOLDER RETURNS

The Company repurchased a significant amount of common stock during the latter half of the second quarter prior to the quarterly blackout period. NOG repurchased 2.95 million shares (approximately 3% of outstanding shares) at an average price of $20.37, including commissions, ~81% of which were purchased before the dividend record date.

The share repurchases largely offset the amount of shares issued to the seller in conjunction with Duvernay acquisition.

After the end of the quarter, on July 10, 2026, NOG’s Board of Directors authorized a $150.0 million increase to the Company’s common stock repurchase program, which provides a current total repurchase capacity of approximately $243.0 million.

ABOUT NOG

Northern Oil and Gas (NOG) is the largest publicly traded dedicated non-operator in the United States, built on a differentiated strategy of acquiring non-operated minority working interests and mineral rights across the premier basins of North America. By combining deep industry relationships with disciplined capital allocation, NOG has built a scaled, diversified portfolio that generates durable production and strong cash flow for its shareholders. More information about NOG can be found at www.noginc.com.

PRELIMINARY INFORMATION

The preliminary unaudited second quarter 2026 financial and operating information included in this press release (including with respect to hedging results, production, capital expenditures and other matters) is based on estimates and subject to completion of NOG’s financial closing procedures. Such information has been prepared by management solely based on currently available information. The preliminary information does not represent and is not a substitute for a comprehensive statement of financial and operating results, and NOG’s actual results may differ materially from these estimates because of final adjustments, the completion of NOG’s financial closing procedures, and other developments after the date of this release.

SAFE HARBOR

This release contains forward-looking statements regarding future events and future results that are subject to the safe harbors created under the Securities Act of 1933, as amended (the “Securities Act”), and the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements other than statements of historical facts included or referenced in this press release regarding NOG’s dividend plans and practices (including timing, amounts and relative performance), financial position, business strategy, plans and objectives for future operations, industry conditions, cash flow, and growth prospects are forward-looking statements. When used in this release, forward-looking statements are generally accompanied by terms or phrases such as “estimate,” “project,” “predict,” “believe,” “expect,” “continue,” “anticipate,” “target,” “could,” “plan,” “intend,” “seek,” “goal,” “will,” “should,” “may” or other words and similar expressions that convey the uncertainty of future events or outcomes. Items contemplating or making assumptions about actual or potential future sales, market size, collaborations, and trends or operating results also constitute such forward-looking statements.

Forward-looking statements involve inherent risks and uncertainties, and important factors (many of which are beyond NOG’s control) that could cause actual results to differ materially from those set forth in the forward-

looking statements, including the following: changes in NOG’s capitalization, changes in crude oil and natural gas prices; the pace of drilling and completions activity on NOG’s properties and properties pending acquisition; NOG’s ability to acquire additional development opportunities; integration and benefits of property acquisitions, or the effects of such acquisitions on NOG’s cash position and levels of indebtedness; changes in NOG’s reserves estimates or the value thereof; general economic or industry conditions, nationally and/or in the communities in which NOG conducts business; changes in the interest rate environment or market dividend practices, legislation or regulatory requirements; conditions of the securities markets; NOG’s ability to raise or access capital; changes in accounting principles, policies or guidelines; and financial or political instability, acts of war or terrorism, and other economic, competitive, governmental, regulatory and technical factors affecting NOG’s operations, products, services and prices. Additional information concerning potential factors that could affect future plans and results is included in the section entitled “Item 1A. Risk Factors” and other sections of NOG’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, as updated from time to time in amendments and subsequent reports filed with the SEC, which describe factors that could cause NOG’s actual results to differ from those set forth in the forward-looking statements.

NOG has based these forward-looking statements on its current expectations and assumptions about future events. While management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory, and other risks, contingencies, and uncertainties, most of which are difficult to predict and many of which are beyond NOG’s control. You are urged not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. Except as may be required by applicable law or regulation, NOG does not undertake, and specifically disclaims, any obligation to update any forward-looking statements to reflect events or circumstances occurring after the date of such statements.

CONTACT:
Evelyn Leon Infurna
Vice President of Investor Relations
(952) 476-9800
ir@noginc.com